SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): January 1, 2005


                                PACIFIC CMA, INC.
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             (Exact Name of Registrant as Specified in its Charter)


           Delaware                         0-27653              84-1475073
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(State or Other Jurisdiction      (Commission File Number)     (IRS Employer
       of Incorporation)                                     Identification No.)


c/o Airgate International Corp
 153-04 Rockaway Boulevard.                     Jamaica, New York      11434
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(Address of Principal Executive Office)         (City and State)      (Zip Code)


Registrant's telephone number, including area code: (212) 247-0049
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         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 9.  REGULATION FD DISCLOSURE

      On December 30, 2004, Pacific CMA, Inc. (the "Issuer") announced, via press release, that Tan Kay Hock had resigned as a member of the Issuer's Board of Directors effective January 1, 2005. Mr. Hock resigned for personal reasons. He had served as an independent director and a member of the Issuer's audit committee.

      Simultaneously, the Issuer announced the nomination, effective January 1, 2005, of Kenneth Chik, to serve as an independent member of the Issuer's Board of Directors.

      Mr. Chik, age 42, holds a law degree from the University of Hong Kong and was admitted to the Hong Kong Bar in 1987.

      For further information, see the copy of the press release attached hereto as an exhibit.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a)   Not Applicable

      (b)   Not Applicable

      (c)   Exhibits required by Item 601 of Regulation S-K

            Exhibit No.               Description
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            99.1                      Press Release




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PACIFIC CMA, INC.


                                        By: /s/ Alfred Lam
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                                            Name: Alfred Lam
                                            Title: Chairman


Dated: January 4, 2005


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